Quarterly Holdings Report
for
Fidelity Sustainable Target Date 2030 Fund
June 30, 2023
FST30-NPRT1-0823
1.9909165.100
Domestic Equity Funds - 32.9%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $514,005)	50,232	540,996

International Equity Funds - 28.6%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	11,500	119,947
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	34,284	350,725
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $462,846)		470,672

Bond Funds - 34.5%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	2,053	19,360
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	10,632	83,990
Fidelity Series International Developed Markets Bond Index Fund (a)	9,032	77,498
Fidelity Series Long-Term Treasury Bond Index Fund (a)	15,230	91,686
Fidelity Series Sustainable Investment Grade Bond Fund (a)	30,112	294,496
TOTAL BOND FUNDS (Cost $574,749)		567,030

Short-Term Funds - 4.0%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $66,428)	6,683	66,428

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,618,028)	1,645,126
NET OTHER ASSETS (LIABILITIES) - 0.0%	(27)
NET ASSETS - 100.0%	1,645,099

Legend

(a)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	-	1,000,000	1,000,000	140	-	-	-	0.0%
Total	-	1,000,000	1,000,000	140	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	-	21,721	2,210	-	(18)	(133)	19,360
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	-	86,666	1,272	7	(20)	(1,384)	83,990
Fidelity Series International Developed Markets Bond Index Fund	-	78,042	391	-	(2)	(151)	77,498
Fidelity Series Long-Term Treasury Bond Index Fund	-	93,635	469	262	(9)	(1,471)	91,686
Fidelity Series Sustainable Emerging Markets Fund	-	118,166	612	-	(15)	2,408	119,947
Fidelity Series Sustainable Investment Grade Bond Fund	-	300,594	1,493	1,344	(25)	(4,580)	294,496
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	-	347,089	1,756	-	(25)	5,417	350,725
Fidelity Series Sustainable U.S. Market Fund	-	520,947	6,990	-	47	26,992	540,996
Fidelity Series Treasury Bill Index Fund	-	66,767	339	327	-	-	66,428
	-	1,633,627	15,532	1,940	(67)	27,098	1,645,126

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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